SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 12 or 15(d) of the

                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 25, 1997

                          MERIT Securities Corporation

               (Exact name of registrant as specified in charter)




             Virginia                 03992               54-1736551
   -----------------------------      -----               ----------

   (State or other jurisdiction    (Commission          (IRS Employer
         of incorporation)         File Number)      Identification No.)


           10900 Nuckols Road, 3rd Floor, Glen Allen, Virginia  23060

              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code (804) 217-5800









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Item 1. Changes in Control of Registrant.
               Not Applicable.

Item 2. Acquisition or Disposition of Assets.
               Not Applicable.

Item 3. Bankruptcy or Receivership.
               Not Applicable.

Item 4. Changes in Registrant's Certifying Accountant.
               Not Applicable.

Item 5. Other Events.

        In connection with the offering of the Registrant's Collateralized Bonds, Series 9, Class A-1, Class A-2, Class A-3, Class B-1, Class B-2 and Class B-3, described in a Prospectus Supplement dated June 20, 1997, filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended and Rule 424 thereunder, certain "Computational Materials" within the meaning of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

                                INDEX TO EXHIBITS

                                                                            Page


Exhibit

99.1          Copy of Related Computational Materials as provided by
                  Lehman Brothers Inc. and Wheat, First Securities, Inc.....

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

June 26, 1997                      MERIT SECURITIES CORPORATION



                                   By:      ____________________________________
                                            Lisa R. Cooke, Vice President